UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	August 10, 2005

Associated Banc-Corp

(Exact name of registrant as specified in its charter)

Wisconsin	001-31343	39-1098068

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 Hansen Road, Green Bay,Wisconsin		54304

(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code		920-491-7000

(Former name or former address, if changed since last report)

Item 2.02. Results of Operations and Financial Condition.
Item 9.01 Financial Statements and Exhibits
SIGNATURES
Exhibit Index to Current Report on Form 8-K
News Release Announcing Revision of 2nd Quarter Earnings
News Release Correcting and Replacing July 21, 2005 Earnings Release

Item 2.02. Results of Operations and Financial Condition.

On August 10, 2005, Associated Banc-Corp announced the revision of its earnings for the second quarter of 2005 related to its correction of derivative accounting treatment. Associated Banc-Corp is placing on file as Exhibit 99.1 and Exhibit 99.2 copies of the Company’s news releases relating to the corrected earnings.

Item 9.01 Financial Statements and Exhibits.
(c) Exhibits

99.1	News Release dated August 10, 2005 announcing revision of 2nd quarter earnings

99.2	News Release dated August 10, 2005 correcting and replacing July 21, 2005 earnings release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Associated Banc-Corp (Registrant)
Date August 10, 2005	By /s/ Brian R. Bodager (Signature)*
Brian R. Bodager
Chief Administrative Officer,
General Counsel & Corporate Secretary

*	Print name and title of the signing officer under his signature.

ASSOCIATED BANC-CORP

Exhibit Index to Current Report on Form 8-K

Exhibit
Number
99.1	News Release dated August 10, 2005 announcing revision of 2nd quarter earnings

99.2	News Release dated August 10, 2005 correcting and replacing July 21, 2005 earnings release